UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of Earliest Event Reported): August 15, 2005
                 -----------------------------------------------
                             INFOSEARCH MEDIA, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

              333-97385                            90-0002618
       (Commission File Number)         (IRS Employer Identification No.)

              4086 Del Rey Avenue, Marina Del Rey, California 90292
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              (Address of principal executive offices and zip code)

                                 (310) 437-7380
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              (Registrant's telephone number, including area code)


           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.  Results of Operations and Financial Condition.

On August 15, 2005, the Registrant announced, an increase of 252% in revenue in the second quarter, reporting $2.2 million in revenue for the quarter ended June 30, 2005, compared to $0.6 million for the second quarter ended June 30, 2004.

Item 9.01  Financial Statements and Exhibits.

(c)  Exhibits

The following exhibits are furnished in accordance with the provisions of Item 601 of Regulation S-B:

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Exhibit No.             Description
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99.1                    Press Release dated August 15, 2005
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: August 19, 2005                       INFOSEARCH MEDIA, INC.



                                             By: /s/ Frank Knuettel
                                               --------------------------------
                                             Name: Frank Knuettel, II
                                             Title: Chief Financial Officer

Exhibit Index

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Exhibit No.             Description
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99.1                    Press Release dated August 15, 2005
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